UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2007
SMART MOVE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32951 (Commission File Number)	54-2189769 (I.R.S. Employer Identification No.)
5990 Greenwood Plaza Blvd. Suite 390
Greenwood Village, CO 80111
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 488-0204
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
     Item 8.01 Other Events
     On January 23, 2007, Smart Move Inc., a Delaware corporation, issued a press release announcing earnings and other financial results for its third quarter ending September 30, 2006. A copy of the press release is included in its entirety as exhibit to this Current Report. The Company’s management intends to review these results in an investment community conference call at 4:30 p.m. Eastern Time on, January 24, 2007.
     Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 99.1	Smart Move, Inc. Press Release, dated January 23, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Move, Inc.
January 23, 2007	By:	/s/ Edward Johnson
		Name:	Edward Johnson
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Smart Move, Inc. Press Release, dated January 23, 2007.